Exhibit 23.2



              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


Tuxis Corporation
New York, New York

     We consent to the incorporation by reference in this registration statement of Tuxis Corporation on Form S-8 of our report dated March 28, 2006 appearing in the Annual Report on Form 10-KSB of Tuxis Corporation for the fiscal year ended December 31, 2005.




                                           /s/ Tait, Weller & Baker LLP

                                               TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
October 18, 2006